UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 1, 2015

LEGACYTEXAS FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1309 W. 15th Street, Plano, Texas		75075
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 578-5000
ViewPoint Financial Group, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets

Effective January 1, 2015 (the "Effective Time"), LegacyTexas Financial Group, Inc., a Maryland corporation formerly known as ViewPoint Financial Group, Inc. (the "Registrant"), completed its previously announced merger (the "Merger") with LegacyTexas Group, Inc., pursuant to the Agreement and Plan of Merger, dated as of November 25, 2013, as amended, by and between the Registrant and LegacyTexas Group, Inc. (the "Merger Agreement".) At the Effective Time, LegacyTexas Group, Inc. merged into the Registrant, with the Registrant as the surviving corporation in the Merger. Immediately following the Effective Time, ViewPoint Bank, N.A., the wholly-owned subsidiary of the Registrant, merged with and into LegacyTexas Bank, the wholly-owned subsidiary of LegacyTexas Group, Inc. prior to the Merger, with LegacyTexas Bank (the "Bank") surviving the bank merger. At the Effective Time, the Registrant changed its name from ViewPoint Financial Group, Inc. to LegacyTexas Financial Group, Inc. and changed its ticker symbol to LTXB.
Pursuant to the Merger Agreement, the outstanding shares of LegacyTexas Group, Inc. common stock immediately prior to the Effective Time converted into the right to receive 7.85 million shares of Registrant common stock plus approximately $115 million in cash. LegacyTexas Group, Inc. shareholders were entitled to elect to receive either 6.006 shares of Registrant common stock or $126.124 in cash, without interest, per share of LegacyTexas Group, Inc. common stock, subject to certain proration and reallocation procedures to ensure that approximately 59% of the outstanding shares of LegacyTexas Group, Inc. common stock immediately prior to the Effective Time converted into Registrant common stock and approximately 41% of the outstanding shares of LegacyTexas Group, Inc. common stock immediately prior to the Effective Time converted into cash.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement plus the amendments thereto, which are filed as attached hereto as Exhibits 2.1, 2.2 and 2.3, and incorporated herein by reference.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Effective Time,

•
J. Mays Davenport, age 46, who most recently served as Executive Vice President of LegacyTexas Group, Inc., became Executive Vice President and Chief Financial Officer of the Registrant and the Bank. Mr. Davenport is a licensed Certified Public Accountant in the State of Texas and has been serving the Texas banking community for over twenty years. The first fourteen years were in the practice of public accountancy with Arthur Andersen, Grant Thornton, Fisk & Robinson and McGladrey LLP and the last nine years with LegacyTexas Group, Inc. and LegacyTexas Bank. Mr. Davenport is a Magna Cum Laude graduate of Texas A&M University with a B.B.A. in Finance and Accounting. Information regarding the terms of Mr. Davenport’s employment arrangements with the Registrant were previously disclosed in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 25, 2013.

•
Kari Anderson, age 43, who has been serving as the Registrant’s current Senior Vice President / Interim Chief Financial Officer and Chief Accounting Officer since August 2013, will return to her former position as Senior Vice President / Chief Accounting Officer. Ms. Anderson joined the Registrant in 1993 and served as the Senior Vice President, Controller and Assistant Treasurer since 2002. Ms. Anderson has over 20 years of banking and accounting experience, is a Certified Public Accountant and holds a B.B.A. from East Texas State University.

•
George Fisk, who served as Chief Executive Officer and Vice Chairman of LegacyTexas Group, Inc., and Greg Wilkinson, who served as a director of LegacyTexas Group, Inc., joined the Board of Directors of the Registrant and will continue to serve on the Board of the Bank.

Additionally, Arcilia Acosta, who has served on the Board of Directors of ViewPoint Bank since 2013, was appointed to the Board of Directors of the Registrant effective as of the Effective Time.

Mr. Wilkinson and Ms. Acosta were appointed to the class of directors whose terms expire in 2016, and Mr. Fisk was appointed to the class of directors whose terms expire in 2017. The committees of the Board of Directors to which Messrs. Fisk and Wilkinson and Ms. Acosta will be appointed have not yet been determined.

Messrs. Fisk and Wilkinson and Ms. Acosta will be entitled to fees for their service as non-employee directors of the Registrant and the Bank, plus fees for service on any Board committees that they may be appointed to.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 1, 2015, in accordance with the Merger Agreement, the Registrant filed articles of amendment to its charter with the Maryland Department of Assessments and Taxation, to change the Registrant's name to LegacyTexas Financial Group, Inc. A copy of the Registrant's Articles of Incorporation, as amended, is included as Exhibit 3.1 and is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, the Registrant also amended its bylaws to reflect the Registrant's name change which became effective on January 1, 2015. The Registrant's Board of Directors also adopted a resolution amending the Registrant's bylaws, effective as of the Effective Time, to increase the size of its Board of Directors from five members to eight members to accommodate the addition of the new directors discussed above. A copy of the Registrant's bylaws, as amended, is included as Exhibit 3.2 and is incorporated herein by reference.

ITEM 8.01	Other Events
On December 31, 2014, the Registrant issued a press release announcing, among other things, January 1, 2015 as the expected effective date of the Merger. The press release is attached to this report as Exhibit 99.1, and is incorporated herein by reference.
Cautionary Statements Regarding Forward-Looking Information
When used in this Current Report on Form 8-K and in documents filed or furnished by the Registrant with the SEC in the Registrant's other press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those presently anticipated or projected, including, among other things, the expected cost savings, synergies and other financial benefits from the Merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected, changes in economic conditions, legislative changes, changes in policies by regulatory agencies, fluctuations in interest rates, the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, the Registrant's ability to access cost-effective funding, fluctuations in real estate values and both residential and commercial real estate market conditions, demand for loans and deposits in the Registrant's market area, competition, changes in management's business strategies and other factors set forth in the Registrant's filings with the SEC.

The Registrant does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

ITEM 9.01	Financial Statements and Exhibits
(a)	Financial statements of businesses acquired.
The financial statements required by this item will be filed by an amendment to this report no later than March 17, 2015.
(b)	Pro forma financial information.
The pro forma financial information required by this item will be filed by an amendment to this report no later March 17, 2015.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits
2.1
Agreement and Plan of Merger, dated as of November 25, 2013, by and between the Registrant and LegacyTexas Group, Inc. (incorporated herein by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed with the SEC on November 25, 2013 (File No. 001-34737))

2.2
Amendment No. One to the Agreement and Plan of Merger, dated as of February 19, 2014, by and between the Registrant and LegacyTexas Group, Inc. (incorporated herein by reference to Exhibit 2.3 of the Registrant's Annual Report on Form 10-K filed with the SEC on February 26, 2014 (File No. 001-34737))

2.3
Amendment No. Two to the Agreement and Plan of Merger, dated as of August 29, 2014, by and between the Registrant and LegacyTexas Group, Inc. (incorporated herein by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed with the SEC on August 29, 2014 (File No. 001-34737))

3.1	Amended Articles of Incorporation of the Registrant
3.2	Amended Bylaws of the Registrant
4.1	Certificate of Registrant's Common Stock
99.1	Press release dated December 31, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACYTEXAS FINANCIAL GROUP, INC.

Date:	January 6, 2015	By:	/s/ Scott A. Almy
Scott A. Almy, Chief Risk Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended Articles of Incorporation of the Registrant
3.2	Amended Bylaws of the Registrant
4.1	Certificate of Registrant's Common Stock
99.1	Press release dated December 31, 2014